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                                   EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-43063) pertaining to Calumet Bancorp, Inc. 1992 Stock Option Plan of our report dated February 18, 1999, with respect to the consolidated financial statements of Calumet Bancorp, Inc. included elsewhere herein.



                                               /s/ Crowe, Chizek and Company LLP
                                               ---------------------------------
                                               CROWE, CHIZEK AND COMPANY LLP

Oak Brook, Illinois
March 19, 1999


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